UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2009

Annual Report to Shareholders

DWS Global Opportunities Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

15 Portfolio Summary

17 Investment Portfolio

23 Financial Statements

27 Financial Highlights

32 Notes to Financial Statements

41 Report of Independent Registered Public Accounting Firm

42 Tax Information

43 Investment Management Agreement Approval

48 Summary of Management Fee Evaluation by Independent Fee Consultant

53 Board Members and Officers

57 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to US and foreign stock market risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2009

Average Annual Total Returns as of 10/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	30.15%	-7.07%	4.19%	4.25%
Class B	29.21%	-7.75%	3.41%	3.44%
Class C	29.15%	-7.76%	3.41%	3.47%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	22.66%	-8.88%	2.96%	3.64%
Class B (max 4.00% CDSC)	26.21%	-8.26%	3.25%	3.44%
Class C (max 1.00% CDSC)	29.15%	-7.76%	3.41%	3.47%
No Sales Charges					Life of Institutional Class*
Class S	30.48%	-6.81%	4.50%	4.58%	N/A
Institutional Class	30.60%	N/A	N/A	N/A	-12.58%
S&P® Developed SmallCap Index+	27.67%	-6.18%	4.31%	6.16%	-13.77%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class commenced operations on August 26, 2008. Index returns began on August 31, 2008.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2009 are 1.62%, 2.46%, 2.36%, 1.30% and 1.11% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Opportunities Fund — Class A [] S&P Developed SmallCap Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The S&P Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/09	$ 29.06	$ 26.40	$ 26.53	$ 29.85	$ 29.84
10/31/08	$ 22.54	$ 20.47	$ 20.58	$ 23.16	$ 23.17
Distribution Information: Twelve Months as of 10/31/09: Income Dividends	$ .19	$ .03	$ .03	$ .26	$ .29
Lipper Rankings — Global Small/Mid-Cap Funds Category as of 10/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	33	of	76	43
3-Year	42	of	57	73
5-Year	30	of	54	55
10-Year	14	of	28	49
Class B 1-Year	34	of	76	45
3-Year	43	of	57	75
5-Year	33	of	54	60
10-Year	19	of	28	66
Class C 1-Year	35	of	76	46
3-Year	44	of	57	76
5-Year	33	of	54	60
10-Year	18	of	28	63
Class S 1-Year	32	of	76	42
3-Year	41	of	57	71
5-Year	28	of	54	51
10-Year	13	of	28	45
Institutional Class 1-Year	31	of	76	41

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2009 to October 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,314.30	$ 1,309.50	$ 1,309.50	$ 1,316.10	$ 1,316.90
Expenses Paid per $1,000*	$ 9.04	$ 13.33	$ 13.45	$ 7.47	$ 6.72
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,017.39	$ 1,013.66	$ 1,013.56	$ 1,018.75	$ 1,019.41
Expenses Paid per $1,000*	$ 7.88	$ 11.62	$ 11.72	$ 6.51	$ 5.85

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global Opportunities Fund	1.55%	2.29%	2.31%	1.28%	1.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Global Opportunities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Global Opportunities Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Joseph Axtell, CFA

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

After the spectacular declines of late 2008 and early 2009, the global equity markets posted an equally spectacular recovery for the balance of the fund's 12-month reporting period. For the year ended October 31, 2009, the Class A shares of DWS Global Opportunities Fund gained 30.15%, outperforming both the 27.67% gain of the S&P Developed SmallCap Index and the 27.86% average return of the Lipper peer group, Global Small/Mid-Cap Funds.1,2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

These outstanding returns obscure the early weakness that afflicted the global equity markets in the first four months of the period. After several months of financial turmoil, characterized by record volatility and extreme risk aversion, the markets were poised for a rebound. In early March 2009, the effects of unprecedented global monetary and fiscal stimulus led to a reversal in sentiment and a strong equity rally that was led by small-cap stocks. This rebound carried through the end of the fund's fiscal year amid mounting evidence that the global economy and corporate earnings were on the path to recovery.

This environment provided a strong tailwind to the fund's performance for several reasons. First, small-cap stocks generally lead the way historically as equity markets and economies recover. This year was no different, as the 18.42% return of the Morgan Stanley Capital International (MSCI) World Index (a measure of large-cap performance) paled against the 27.67% return of the fund's benchmark.3 Second, international small-cap equities outperformed US small caps by a substantial margin. While the US stocks in the fund's benchmark rose 11.88%, non-US equities outperformed by over 32 percentage points, with a total return of 44.31%. The fund was able to capitalize on this strong relative performance by holding a large overweight in international small caps relative to the US.4 Third, and equally important, was the outperformance of foreign currencies relative to the US dollar.5 While the British pound gained only modestly against the dollar during the period, the yen rose 9.3% and the euro gained 15.6%. Given the fund's overweight in foreign currencies, this trend worked in our favor during the past year.

We are pleased that the fund outperformed in an environment that was potentially challenging for active managers. A key factor in the fund's outperformance was our effort to strike a balance between growth and risk. As part of our investment process, we place companies in one of four growth categories: Stable Growers; Growth at Value Prices; Growth with a Catalyst; and High, Explosive Growers. The first two groups tend to be more conservative, while the second two balance higher risk with higher return. In the early part of the period, we took a defensive approach as we awaited greater clarity on the extent of the global financial crisis. As a result, the fund was heavily tilted to the more conservative groups, with a weighting of 75% in Stable Growers and Growth at Value Prices in early March 2009. In March and April, with stocks at multiyear lows and historically cheap valuations, we brought the portfolio back into balance by taking on more risk. The result was that we were able to participate fully in equities' strong upside during the spring and summer rather than having to "chase" the rising market. We believe this balance between growth, risk and return helps keep us from being caught flat-footed by shifts in the market environment, and is critical in effectively managing a small-cap growth fund.

Positive Contributors to Fund Performance

We generated the largest degree of outperformance in financials, a sector where we have had much success during the seven years our team has been at the helm of the fund. Our performance was helped by our strong stock selection and our underweight position in financials, the worst-performing sector of the market. The fund's top contributor in Financials was REXLot Holdings Ltd., which freed over HK$200 million in capital by closing its loss-generating brokerage business earlier in the year. The company, which distributes the machines and prints tickets used by lottery operators in China, is a pure play on the high-growth Chinese lottery market. Its stock rose over 200% during the past year. Wing Hang Bank Ltd. also benefited as liquidity flooded the Hong Kong economy. The company's net interest margin (the amount of money it makes from lending in excess of borrowing costs) increased, while loan losses were much less than expected. We believe Wing Hang is one of the best-managed banks in Asia and it remains a significant holding. Another top contributor in financials was Waddell & Reed Financial, Inc., a US asset manager whose performance was helped by strong relative investment performance across a range of products, including fixed income. This strong investment performance generated industry-leading organic growth in the first six months of 2009, during which the company posted $4.2 billion in new asset inflows. The company also initiated expense controls that resulted in increased margins and profitability.

Our stock selection was also very strong within the consumer staples sector, where the return of our holdings far exceeded the return for the staples stocks in the benchmark. Our leading contributor was Green Mountain Coffee Roasters, Inc. The company has successfully driven the adoption of their Keurig coffee brewers into a highly profitable recurring revenue stream from the sale of single-serve coffee pods. During the year, the company signed agreements with Cuisinart and Mr. Coffee to launch co-branded brewers in 2010. The surprisingly strong sales of its coffee pods, combined with the introduction of its brewers and coffee to Wal-Mart, propelled the stock during the period. Another strong performer in this sector was C&C Group PLC, Ireland's largest producer of cider. The maker of Bulmers and Magners cider has benefited from a disciplined turnaround strategy that was implemented by its new management team, which includes a renewed focus on cost cutting, product innovation, inventory optimization and the strengthening of C&C's market share.

In our third-best sector, industrials, the return of the fund's holdings outpaced the return for the industrials stocks in the benchmark. A position in Joy Global, Inc., which makes heavy mining equipment, generated a strong return, as the company's backlog of orders and the continued demand for coal to fire Asia's power plants has enabled the company to maintain steady sales and earnings growth through the recession. The technology and materials sectors were also areas of strength for the fund, led by VanceInfo Technologies, Inc. and Xinyi Glass Holding Co., Ltd.,* respectively.

Negative Contributors to Fund Performance

Within health care, the fund was hurt by both the underperformance of our stock picks and by our overweight position in this underperforming sector. Stada Arzneimittel AG,* a German manufacturer of generic drugs, was hit by rising competition and uncertainty about the regulatory environment for health care in Germany. We sold the stock from the fund. The second-largest detractor was a stock we have cited frequently in past shareholder reports as being a strong contributor to performance, Fresenius Medical Care AG & Co. KGaA. The leading global provider of dialysis care, Fresenius lagged due to the uncertainty regarding US health care reform.

As was the case in health care, the fund's performance in the consumer discretionary sector was hurt both by the underperformance of our stock picks and the negative effects of allocation. In this case, our performance was hurt by being underweight a group that outperformed the broader market. In terms of stock selection, the largest negative effect came from our decision to reduce the fund's positions in several holdings during the first half of the year. We locked in losses, meaning that we were not able to fully participate when the sector improved during the spring and summer. However, selling these positions did allow us to add to some of our other positive performers. We remain underweight this sector, as we believe valuations are factoring in an extremely optimistic environment for consumer spending. If this recovery fails to materialize, many of these stocks could be vulnerable at their current levels.

Outlook and Positioning

Our bottom-up approach prompted us to make numerous shifts to the fund's positioning during the course of the year. In terms of changes to the fund's sector weightings, we made the largest increases in the materials, consumer discretionary and financials sectors. While we remain underweight versus the benchmark in each of these groups, we found all three to be sources of opportunity near the market's low earlier in the year. We funded these purchases through reductions in some of the fund's more fully valued holdings in defensive areas such as health care, energy and utilities.

We executed more meaningful shifts to the fund's geographic weightings. The most dramatic change was to our positioning in the non-Japan Asia sector, where we increased the fund's weighting. We have found the greatest number of inexpensive, high-quality growth opportunities in Asia, where economic growth remained relatively stable throughout the crisis. The result is that while the fund entered the period with an underweight of about four percentage points in Asia, it closed the year with a two-point overweight. The majority of our new additions are companies with exposure to China's exceptional growth, many of which are based in Taiwan, Hong Kong and Singapore. We also increased the fund's weighting in North America, but remain underweight in favor of Europe, as the lower degree of institutional research coverage in Europe creates more opportunities for us to find undiscovered growth companies.

While we believe caution is warranted in the short term given how far the markets have risen in such a short period of time, we see a number of positive factors underpinning the outlook for 2010. The unprecedented level of monetary and fiscal stimulus initiatives by global governments has contributed to a meaningful improvement in leading economic indicators. In addition, corporations have cut costs massively in the past two years, allowing increased revenues to flow directly to bottom-line earnings. Finally, money market balances remain high even now — a year after the worst phase of the crisis. Even a small redeployment of this capital from low-paying, short-term investments into equities would lend further support to the global markets.

In this environment, we will continue to use our bottom-up, research-based approach to take advantage of the opportunities the global small-cap asset class has to offer.

1 The S&P Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Global Small/Mid-Cap Funds category consists of funds that invest at least 75% of their assets in companies both inside and outside the US with market capitalizations less than the 500th company in the S&P Developed Broad Market Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

3 The MSCI World Index measures stock markets around the world, including North America, Europe, Australia and Asia. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

5 Since foreign shares are denominated in local currencies, an increase in the value of these currencies relative to the dollar amplifies the value of the investment when it is measured in US dollar terms.

* Not held in the portfolio as of October 31, 2009.

Portfolio Summary

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/09	10/31/08

United States	39%	38%
Europe	28%	34%
Pacific Basin	12%	5%
United Kingdom	8%	10%
Japan	8%	8%
Canada	2%	2%
Latin America	1%	1%
Other	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	10/31/09	10/31/08

Information Technology	18%	17%
Industrials	17%	17%
Health Care	16%	21%
Consumer Discretionary	15%	10%
Financials	13%	15%
Energy	10%	12%
Consumer Staples	5%	5%
Materials	5%	—
Utilities	1%	3%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2009 (15.0% of Net Assets)	Country	Percent
1. Fresenius Medical Care AG & Co. KGaA Manufacturer that distributes equipment and products for dialysis patients	Germany	2.9%
2. Ultra Petroleum Corp. Producer and explorer of natural gas	United States	2.0%
3. Nidec Corp. Manufactures DC and AC motors for electronic devices	Japan	1.4%
4. United Internet AG Offers Internet access services	Germany	1.3%
5. Joy Global, Inc. Manufacturer of mining equipment	United States	1.3%
6. Thoratec Corp. Producer of health care equipment and supplies	United States	1.3%
7. Itron, Inc. Manufacturer of meter-reading instruments for utilities	United States	1.2%
8. Wing Hang Bank Ltd. Provider of corporate and retail banking services	Hong Kong	1.2%
9. Allegheny Energy, Inc. Provider of electric and gas power	United States	1.2%
10. ICON PLC Provider of pharmaceutical and biotechnological research and development services	Ireland	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2009

	Shares	Value ($)

Common Stocks 99.2%
Australia 0.7%
Austal Ltd. (Cost $2,698,600)	1,412,608	3,057,629
Austria 1.8%
IMMOEAST AG* (a)	406,624	2,152,594
Intercell AG*	39,730	1,535,079
Wienerberger AG*	225,845	4,069,734
(Cost $4,912,719)		7,757,407
Bermuda 0.8%
Lazard Ltd. "A" (Cost $2,146,830)	87,700	3,310,675
Brazil 0.8%
Diagnosticos da America SA* (Cost $3,030,353)	133,300	3,299,205
Canada 1.5%
CAE, Inc.	418,708	3,262,057
SunOpta, Inc.*	907,400	3,348,306
(Cost $13,563,320)		6,610,363
Channel Islands 0.5%
Randgold Resources Ltd. (ADR) (Cost $2,146,946)	36,100	2,408,231
China 2.3%
Minth Group Ltd.	4,830,900	4,976,123
Shanda Games Ltd. (ADR)* (a)	105,600	1,051,776
VanceInfo Technologies, Inc. (ADR)*	255,600	3,859,560
(Cost $5,541,106)		9,887,459
Cyprus 0.7%
Prosafe Production Public Ltd.*	575,900	1,287,709
Prosafe SE (b)	356,600	1,866,645
(Cost $4,887,547)		3,154,354
France 3.0%
Financiere Marc de Lacharriere SA	48,423	2,523,507
Flamel Technologies SA (ADR)* (a)	548,391	4,935,519
JC Decaux SA* (a)	177,384	3,582,802
Meetic* (a)	65,943	1,937,406
(Cost $16,317,681)		12,979,234
Germany 6.5%
Fresenius Medical Care AG & Co. KGaA	254,496	12,344,478
M.A.X. Automation AG	770,816	2,759,829
QSC AG*	437,200	1,014,701
Rational AG (a)	22,592	3,165,130
SGL Carbon SE* (a)	88,000	3,384,025
United Internet AG (Registered)* (a)	441,926	5,760,675
(Cost $16,177,346)		28,428,838
Gibraltar 0.5%
PartyGaming PLC* (a) (Cost $2,451,305)	589,008	2,207,258
Greece 2.2%
Alpha Bank AE*	243,800	4,656,497
Hellenic Exchanges SA	184,975	2,611,532
Jumbo SA	169,737	2,114,989
(Cost $7,950,682)		9,383,018
Hong Kong 6.1%
Inspur International Ltd.	23,645,000	3,322,860
K Wah International Holdings Ltd.	6,827,000	2,313,254
Kingboard Chemical Holdings Ltd.	1,249,970	5,049,004
Midland Holdings Ltd.	4,226,407	3,606,426
REXLot Holdings Ltd.	50,200,000	4,430,492
Tianneng Power International Ltd.	4,682,000	2,468,308
Wing Hang Bank Ltd.	549,700	5,339,381
(Cost $15,230,922)		26,529,725
Ireland 4.7%
Anglo Irish Bank Corp., Ltd.*	658,248	0
C&C Group PLC	1,263,709	4,665,787
FBD Holdings PLC	75,000	733,254
ICON PLC (ADR)*	214,500	5,298,150
Norkom Group PLC*	827,240	1,330,290
Paddy Power PLC	144,264	4,614,828
Ryanair Holdings PLC*	927,586	4,021,030
(Cost $16,149,263)		20,663,339
Japan 8.1%
AEON Mall Co., Ltd.	130,000	2,751,360
DAI-ICHI SEIKO Co., Ltd.	63,300	3,059,210
Daiseki Co., Ltd. (a)	142,600	2,820,424
FP Corp.	44,300	2,201,293
Hiday Hidaka Corp.	90,000	1,111,281
Internet Initiative Japan, Inc. (a)	1,112	2,488,659
Nidec Corp.	69,900	5,962,189
Nitori Co., Ltd.	34,000	2,772,039
Shinko Plantech Co., Ltd.	399,400	4,089,577
So-net M3, Inc. (a)	761	2,611,731
Sumitomo Realty & Development Co., Ltd.	156,000	2,931,344
Universal Entertainment Corp.*	194,000	2,564,524
(Cost $23,977,065)		35,363,631
Korea 1.3%
Korean Air Lines Co., Ltd.*	84,100	3,211,956
S&T Dynamics Co., Ltd.	198,960	2,473,258
(Cost $5,829,965)		5,685,214
Netherlands 3.7%
Chicago Bridge & Iron Co. NV (NY Registered Shares)	159,100	2,992,671
Koninklijke Vopak NV	55,250	3,724,795
QIAGEN NV* (a)	221,838	4,601,018
SBM Offshore NV	259,309	4,983,268
(Cost $10,419,967)		16,301,752
Singapore 1.0%
Venture Corp., Ltd. (Cost $2,393,809)	660,000	4,223,632
Spain 1.6%
Grifols SA	121,335	1,960,960
Tecnicas Reunidas SA	46,291	2,440,940
Telvent GIT SA	85,400	2,455,250
(Cost $6,936,576)		6,857,150
Switzerland 2.3%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)*	30,469	1,550,333
Nobel Biocare Holding AG (Registered)	141,958	4,027,497
Partners Group Holding AG	34,500	4,232,336
(Cost $6,791,556)		9,810,166
Taiwan 1.7%
Compal Electronics, Inc.	2,958,265	3,709,579
Siliconware Precision Industries Co.	2,652,434	3,544,484
(Cost $4,125,420)		7,254,063
United Arab Emirates 0.7%
Lamprell PLC (Cost $2,881,878)	899,470	2,989,948
United Kingdom 8.2%
Aegis Group PLC	1,045,228	1,883,092
ARM Holdings PLC	1,959,167	4,772,893
Ashmore Group PLC	1,164,857	5,165,858
Autonomy Corp. PLC*	50,976	1,120,450
Babcock International Group PLC	492,193	4,883,208
ICAP PLC	251,182	1,672,641
John Wood Group PLC	502,987	2,638,274
Michael Page International PLC	860,118	4,528,989
Northgate PLC	572,381	2,042,495
Rotork PLC	126,598	2,355,781
Serco Group PLC	560,091	4,639,749
(Cost $31,984,048)		35,703,430
United States 38.5%
Advance Auto Parts, Inc.	81,200	3,025,512
Aecom Technology Corp.*	142,587	3,598,896
Aeropostale, Inc.* (a)	98,850	3,709,840
Affiliated Managers Group, Inc.* (a)	32,900	2,088,821
Allegheny Energy, Inc.	232,300	5,301,086
Alpha Natural Resources, Inc.*	107,700	3,658,569
American Eagle Outfitters, Inc. (a)	156,000	2,728,440
AMERIGROUP Corp.*	162,000	3,572,100
Atlas Air Worldwide Holdings, Inc.*	75,100	1,974,379
BE Aerospace, Inc.*	168,200	2,982,186
BioMarin Pharmaceutical, Inc.* (a)	78,300	1,218,348
BPZ Resources, Inc.* (a)	302,900	1,908,270
Cameron International Corp.*	50,800	1,878,076
Capella Education Co.* (a)	28,200	1,942,980
Carter's, Inc.*	177,400	4,186,640
Central European Distribution Corp.* (c)	95,300	2,964,783
Chattem, Inc.* (a)	35,532	2,251,663
Cliffs Natural Resources, Inc.	62,300	2,216,011
Commercial Metals Co.	237,200	3,520,048
Darling International, Inc.*	271,700	1,888,315
Deckers Outdoor Corp.*	45,500	4,079,985
Diamond Foods, Inc.	110,100	3,319,515
Dresser-Rand Group, Inc.*	103,900	3,061,933
Duff & Phelps Corp. "A"	99,600	1,712,124
Edwards Lifesciences Corp.*	32,100	2,469,774
EMS Technologies, Inc.*	110,900	1,932,987
EXCO Resources, Inc.	186,626	2,915,098
FTI Consulting, Inc.* (a)	129,650	5,291,016
Green Mountain Coffee Roasters, Inc.*	45,750	3,044,663
Harris Corp.	59,400	2,478,168
Itron, Inc.*	89,100	5,349,564
Jefferies Group, Inc.* (a)	171,000	4,463,100
Joy Global, Inc.	110,400	5,565,264
Lam Research Corp.*	60,100	2,026,572
Lexmark International, Inc. "A"*	94,800	2,417,400
Life Technologies Corp.*	93,700	4,419,829
LogMeIn, Inc.*	63,400	1,274,340
ManTech International Corp. "A"*	37,100	1,627,206
Martin Marietta Materials, Inc.	23,900	1,991,348
Metabolix, Inc.* (a)	95,400	967,356
MiddleBrook Pharmaceuticals, Inc.* (a)	1,081,384	1,059,756
MSCI, Inc. "A"*	78,869	2,397,618
Mylan, Inc.* (a)	90,283	1,466,196
NxStage Medical, Inc.* (a)	410,700	2,291,706
Owens & Minor, Inc.	86,600	3,541,074
Owens-Illinois, Inc.*	100,100	3,191,188
Rovi Corp.*	77,100	2,124,105
Schawk, Inc.	105,800	1,038,956
Schweitzer-Mauduit International, Inc.	60,500	3,124,825
Somanetics Corp.*	200,500	2,997,475
Stericycle, Inc.* (a)	51,300	2,686,581
Thoratec Corp.* (a)	206,200	5,414,812
TiVo, Inc.*	206,600	2,247,808
Ultra Petroleum Corp.*	180,200	8,748,710
Urban Outfitters, Inc.* (a)	114,400	3,589,872
Vista Gold Corp.* (a)	479,400	1,212,882
Waddell & Reed Financial, Inc. "A"	103,100	2,892,986
(Cost $130,172,624)		167,048,755
Total Common Stocks (Cost $338,717,528)		430,914,476

Securities Lending Collateral 14.7%
Daily Assets Fund Institutional, 0.27% (d) (e) (Cost $63,769,130)	63,769,130	63,769,130

Cash Equivalents 1.9%
Central Cash Management Fund, 0.19% (d) (Cost $8,092,121)	8,092,121	8,092,121
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $410,578,779)+	115.8	502,775,727
Other Assets and Liabilities, Net	(15.8)	(68,632,221)
Net Assets	100.0	434,143,506

* Non-income producing security.

+ The cost for federal income tax purposes was $414,561,344. At October 31, 2009, net unrealized appreciation for all securities based on tax cost was $88,214,383. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $128,699,440 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $40,485,057.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2009 amounted to $59,942,940, which is 13.8% of net assets.

(b) Security is listed in country of domicile. Significant business activities of company are in Norway.

(c) Security is listed in county of domicile. Significant business activities of company are in Poland.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$ —	$ 3,057,629	$ —	$ 3,057,629
Austria	—	7,757,407	—	7,757,407
Bermuda	3,310,675	—	—	3,310,675
Brazil	3,299,205	—	—	3,299,205
Canada	6,610,363	—	—	6,610,363
Channel Islands	2,408,231	—	—	2,408,231
China	4,911,336	4,976,123	—	9,887,459
Cyprus	—	3,154,354	—	3,154,354
France	4,935,519	8,043,715	—	12,979,234
Germany	—	28,428,838	—	28,428,838
Gibraltar	—	2,207,258	—	2,207,258
Greece	—	9,383,018	—	9,383,018
Hong Kong	—	26,529,725	—	26,529,725
Ireland	5,298,150	15,365,189	0	20,663,339
Japan	—	35,363,631	—	35,363,631
Korea	—	5,685,214	—	5,685,214
Netherlands	2,992,671	13,309,081	—	16,301,752
Singapore	—	4,223,632	—	4,223,632
Spain	—	6,857,150	—	6,857,150
Switzerland	—	9,810,166	—	9,810,166
Taiwan	—	7,254,063	—	7,254,063
United Arab Emirates	—	2,989,948	—	2,989,948
United Kingdom	—	35,703,430	—	35,703,430
United States	167,048,755	—	—	167,048,755
Short-Term Investments (e)	71,861,251	—	—	71,861,251
Total	$ 272,676,156	$ 230,099,571	$ 0	$ 502,775,727

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at October 31, 2009:

Level 3 Reconciliation	Common Stock and/or Other Equity Investments
Ireland
Balance as of October 31, 2008	$ —
Realized gain (loss)	(18,929)
Change in unrealized appreciation (depreciation)	(2,238,068)
Amortization premium/discount	—
Net purchases (sales)	(32,035)
Net transfers in (out) of Level 3	2,289,032
Balance as of October 31, 2009	$ 0
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2009	$ (2,238,068)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2009
Assets
Investments: Investments in securities, at value (cost $338,717,528) — including $59,942,940 of securities loaned	$ 430,914,476
Investment in Daily Assets Fund Institutional (cost $63,769,130)*	63,769,130
Investment in Central Cash Management Fund (cost $8,092,121)	8,092,121
Total investments, at value (cost $410,578,779)	502,775,727
Foreign currency, at value (cost $160,332)	159,702
Receivable for Fund shares sold	244,905
Dividends receivable	180,604
Interest receivable	43,048
Foreign taxes recoverable	99,189
Other assets	28,175
Total assets	503,531,350
Liabilities
Payable upon return of securities loaned	63,769,130
Payable for investments purchased	4,272,137
Payable for Fund shares redeemed	537,924
Accrued management fee	340,168
Other accrued expenses and payables	468,485
Total liabilities	69,387,844
Net assets, at value	$ 434,143,506
Net Assets Consists of:
Accumulated distributions in excess of net investment income	(3,031,436)
Net unrealized appreciation (depreciation) on: Investments	92,196,948
Foreign currency	8,693
Accumulated net realized gain (loss)	(86,262,668)
Paid-in capital	431,231,969
Net assets, at value	$ 434,143,506

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($124,212,516 ÷ 4,273,898 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 29.06
Maximum offering price per share (100 ÷ 94.25 of $29.06)	$ 30.83

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,552,164 ÷ 361,871 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 26.40

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($18,850,494 ÷ 710,535 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)

$ 26.53
Class S Net Asset Value, offering and redemption price(a) per share ($278,878,440 ÷ 9,343,562 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 29.85
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,649,892 ÷ 88,794 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 29.84

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $344,361)	$ 4,952,020
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	883,593
Income distributions — affiliated cash management vehicles	64,577
Interest	1,133
Total Income	5,901,323
Expenses: Management fee	3,424,861
Administration fee	374,302
Services to shareholders	963,671
Custodian fee	49,816
Distribution and service fees	533,573
Professional fees	112,770
Directors' fees and expenses	9,590
Reports to shareholders	127,429
Registration fees	84,260
Other	44,954
Total expenses before expense reductions	5,725,226
Expense reductions	(303,622)
Total expenses after expense reductions	5,421,604
Net investment income (loss)	479,719
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(64,586,861)
Foreign currency	(104,019)
(64,690,880)
Change in net unrealized appreciation (depreciation) on: Investments	162,344,332
Foreign currency	46,087
162,390,419
Net gain (loss)	97,699,539
Net increase (decrease) in net assets resulting from operations	$ 98,179,258

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2009	2008
Operations: Net investment income (loss)	$ 479,719	$ 6,536,867
Net realized gain (loss)	(64,690,880)	(15,891,022)
Change in net unrealized appreciation (depreciation)	162,390,419	(418,219,256)
Net increase (decrease) in net assets resulting from operations	98,179,258	(427,573,411)
Distributions to shareholders from: Net investment income: Class A	(1,073,774)	(991,857)
Class B	(16,818)	—
Class C	(29,137)	—
Class S	(2,615,208)	(3,292,027)
Institutional Class	(5,863)	—
Net realized gains: Class A	—	(16,293,178)
Class B	—	(1,852,718)
Class C	—	(2,676,242)
Class S	—	(28,598,427)
Total distributions	(3,740,800)	(53,704,449)
Fund share transactions: Proceeds from shares sold	43,812,818	97,067,613
Reinvestment of distributions	3,471,159	49,947,225
Cost of shares redeemed	(109,574,002)	(178,297,294)
Redemption fees	3,281	20,036
Net increase (decrease) in net assets from Fund share transactions	(62,286,744)	(31,262,420)
Increase (decrease) in net assets	32,151,714	(512,540,280)
Net assets at beginning of period	401,991,792	914,532,072
Net assets at end of period (including accumulated distributions in excess of net investment income of $3,031,436, and $1,711,312, respectively)	$ 434,143,506	$ 401,991,792

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 22.54	$ 47.86	$ 43.66	$ 36.46	$ 29.93
Income (loss) from investment operations: Net investment income (loss)[a]	.01	.31	(.01)	(.13)[d]	(.08)
Net realized and unrealized gain (loss)	6.70	(22.85)	9.16	9.17	6.61
Total from investment operations	6.71	(22.54)	9.15	9.04	6.53
Less distributions from: Net investment income	(.19)	(.16)	(.01)	(.18)	—
Net realized gains	—	(2.62)	(4.94)	(1.66)	—
Total distributions	(.19)	(2.78)	(4.95)	(1.84)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 29.06	$ 22.54	$ 47.86	$ 43.66	$ 36.46
Total Return (%)[b,c]	30.15	(49.77)	22.78	25.56[d]	21.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	124	130	300	219	155
Ratio of expenses before expense reductions (%)	1.72	1.69	1.69	1.79	1.83
Ratio of expenses after expense reductions (%)	1.56	1.60	1.65	1.76	1.74
Ratio of net investment income (loss) (%)	.02	.80	(.03)	(.34)[d]	(.24)
Portfolio turnover rate (%)	53	20	21	29	31

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

* Amount is less than $.005.

Class B Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 20.47	$ 43.88	$ 40.68	$ 34.17	$ 28.27
Income (loss) from investment operations: Net investment income (loss)[a]	(.12)	.10	(.31)	(.44)[d]	(.29)
Net realized and unrealized gain (loss)	6.08	(20.89)	8.45	8.61	6.19
Total from investment operations	5.96	(20.79)	8.14	8.17	5.90
Less distributions from: Net investment income	(.03)	—	—	—	—
Net realized gains	—	(2.62)	(4.94)	(1.66)	—
Total distributions	(.03)	(2.62)	(4.94)	(1.66)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 26.40	$ 20.47	$ 43.88	$ 40.68	$ 34.17
Total Return (%)[b,c]	29.21	(50.15)	21.88	24.61[d]	20.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	11	32	34	40
Ratio of expenses before expense reductions (%)	2.67	2.53	2.53	2.68	2.79
Ratio of expenses after expense reductions (%)	2.31	2.35	2.38	2.52	2.50
Ratio of net investment income (loss) (%)	(.73)	.05	(.78)	(1.14)[d]	(1.00)
Portfolio turnover rate (%)	53	20	21	29	31

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

* Amount is less than $.005.

Class C Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 20.58	$ 44.10	$ 40.86	$ 34.30	$ 28.38
Income (loss) from investment operations: Net investment income (loss)[a]	(.12)	.10	(.32)	(.41)[d]	(.30)
Net realized and unrealized gain (loss)	6.10	(21.00)	8.50	8.63	6.22
Total from investment operations	5.98	(20.90)	8.18	8.22	5.92
Less distributions from: Net investment income	(.03)	—	—	—	—
Net realized gains	—	(2.62)	(4.94)	(1.66)	—
Total distributions	(.03)	(2.62)	(4.94)	(1.66)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 26.53	$ 20.58	$ 44.10	$ 40.86	$ 34.30
Total Return (%)[b,c]	29.15	(50.15)	21.88	24.66[d]	20.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	18	44	33	25
Ratio of expenses before expense reductions (%)	2.52	2.43	2.45	2.49	2.64
Ratio of expenses after expense reductions (%)	2.32	2.35	2.40	2.48	2.50
Ratio of net investment income (loss) (%)	(.74)	.05	(.80)	(1.07)[d]	(1.00)
Portfolio turnover rate (%)	53	20	21	29	31

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

* Amount is less than $.005.

Class S Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 23.16	$ 49.12	$ 44.71	$ 37.30	$ 30.55
Income (loss) from investment operations: Net investment income (loss)[a]	.06	.40	.13	(.01)[c]	.02
Net realized and unrealized gain (loss)	6.89	(23.44)	9.39	9.39	6.76
Total from investment operations	6.95	(23.04)	9.52	9.38	6.78
Less distributions from: Net investment income	(.26)	(.30)	(.17)	(.31)	(.03)
Net realized gains	—	(2.62)	(4.94)	(1.66)	—
Total distributions	(.26)	(2.92)	(5.11)	(1.97)	(.03)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 29.85	$ 23.16	$ 49.12	$ 44.71	$ 37.30
Total Return (%)	30.48[b]	(49.63)[b]	23.16[b]	25.97[b,c]	22.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	279	243	538	443	367
Ratio of expenses before expense reductions (%)	1.32	1.37	1.36	1.43	1.42
Ratio of expenses after expense reductions (%)	1.30	1.32	1.34	1.42	1.42
Ratio of net investment income (loss) (%)	.28	1.08	.28	(.02)[c]	.08
Portfolio turnover rate (%)	53	20	21	29	31

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

* Amount is less than $.005.

Institutional Class Years Ended October 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 23.17	$ 35.45
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.02
Net realized and unrealized gain (loss)	6.89	(12.30)
Total from investment operations	6.96	(12.28)
Less distributions from: Net investment income	(.29)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 29.84	$ 23.17
Total Return (%)	30.60	(34.64)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3.50
Ratio of expenses before expense reductions (%)	1.17	1.18*
Ratio of expenses after expense reductions (%)	1.17	1.15*
Ratio of net investment income (loss) (%)	.41	.39*
Portfolio turnover rate (%)	53	20

[a] For the period from August 26, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Opportunities Fund (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $85,189,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($19,289,000) and October 31, 2017 ($65,900,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (85,189,000)
Net unrealized appreciation (depreciation) on investments	$ 88,214,383

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2009	2008
Distributions from ordinary income*	$ 3,740,800	$ 4,283,884
Distributions from long-term capital gains	$ —	$ 49,420,565

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $195,638,102 and $251,362,419, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Over $1 billion of such net assets	.815%

For the period November 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.57%
Class B	2.32%
Class C	2.32%
Class S	1.32%
Institutional Class	1.32%

For the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for certain classes as follows:

Class B	2.53%
Class C	2.53%

Accordingly, for the year ended October 31, 2009, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.915% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2009, the Administration Fee was $374,302, of which $38,836 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2009
Class A	$ 336,262	$ 176,386	$ 51,668
Class B	46,456	32,749	6,138
Class C	58,866	34,887	8,088
Class S	318,144	59,600	78,559
Institutional Class	175	—	37
	$ 759,903	$ 303,622	$ 144,490

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2009
Class B	$ 68,247	$ 5,446
Class C	125,178	12,012
	$ 193,425	$ 17,458

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2009	Annual Effective Rate
Class A	$ 276,330	$ 53,188.24%
Class B	22,431	3,869.25%
Class C	41,387	7,746.25%
	$ 340,148	$ 64,803

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2009, aggregated $5,551.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2009, the CDSC for Class B and C shares aggregated $21,637 and $73, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2009, DIDI received $1,824 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $32,641, of which $8,273 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	925,709	$ 21,387,447	1,397,935	$ 53,250,596
Class B	70,962	1,489,689	92,463	3,259,801
Class C	128,272	2,672,212	239,091	8,623,164
Class S	656,564	16,153,525	796,094	31,169,999
Institutional Class	72,990	2,109,945	21,553*	764,053*
		$ 43,812,818		$ 97,067,613
Shares issued to shareholders in reinvestment of distributions
Class A	50,484	$ 1,022,302	379,050	$ 15,863,250
Class B	836	15,481	45,174	1,727,898
Class C	1,378	25,646	59,544	2,289,479
Class S	115,753	2,401,867	700,853	30,066,598
Institutional Class	283	5,863	—	—
		$ 3,471,159		$ 49,947,225
Shares redeemed
Class A	(2,456,533)	$ (54,885,955)	(2,286,146)	$ (82,625,330)
Class B	(237,095)	(4,864,305)	(351,056)	(11,842,607)
Class C	(317,311)	(6,461,333)	(405,262)	(13,177,788)
Class S	(1,898,695)	(43,234,570)	(1,978,336)	(70,650,755)
Institutional Class	(5,924)	(127,839)	(108)*	(814)*
		$ (109,574,002)		$ (178,297,294)
Redemption fees		$ 3,281		$ 20,036
Net increase (decrease)
Class A	(1,480,340)	$ (32,475,085)	(509,161)	$ (13,505,371)
Class B	(165,297)	(3,359,069)	(213,419)	(6,854,889)
Class C	(187,661)	(3,762,478)	(106,627)	(2,265,122)
Class S	(1,126,378)	(24,678,081)	(481,389)	(9,400,277)
Institutional Class	67,349	1,987,969	21,445*	763,239*
		$ (62,286,744)		$ (31,262,420)

* For the period from August 26, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.

F. Review for Subsequent Events

Management has reviewed the events and transactions from November 1, 2009 through December 21, 2009, the date the financial statements were available to be issued for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and Shareholders of DWS Global Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Opportunities Fund (the "Fund") at October 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 17% of the income dividends paid during the Fund's fiscal year ended October 31, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $5,800,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that, in connection with the 2008 contract renewal process, DWS agreed to reduce the Fund's contractual management fee effective October 1, 2008. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Directors) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of October 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)

		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006

Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present

Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present

Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Effective November 18, 2009, Mr. Schwarzer resigned from the Board. The mailing address of Mr. Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer was an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer received no compensation from the fund.

5 Executive title, not a board directorship.

6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

8 Address: 345 Park Avenue, New York, New York 10154.

9 Address: One Beacon Street, Boston, MA 02108.

10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KGDAX	KGDBX	KGDCX	SGSCX	KGDIX
CUSIP Number	233379 106	233379 205	233379 304	233379 502	233379 676
Fund Number	083	283	383	2010	1483

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2009, DWS Global Opportunities Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL OPPORTUNITIES FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$61,172	$0	$0	$3,235
2008	$69,242	$0	$0	$1,685

The above Other Fees were billed for professional services rendered in relation to investments in foreign countries
.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$3,265	$0	$0	$3,235
2008	$1,685	$19,000	$600,000	$620,685

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2009